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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 16, 2006


                        FIRST NATIONAL MASTER NOTE TRUST
                        --------------------------------
             (Exact name of registrant as specified in its charter)


        Nebraska                  000-50139                 Not applicable
------------------------         ------------       ----------------------------
(State of Incorporation)         (Commission        (IRS Employer Identification
                                 File Number)                  Number)


                 1620 Dodge Street
                   Stop Code 3198
                   Omaha, Nebraska                           68197-3198
       ----------------------------------------            --------------
       (Address of principal executive offices)              (Zip Code)


                                 (402) 341-0500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS.

         The registrant hereby files the Monthly Report to Noteholders for the monthly period ending September 30, 2006 as Exhibit 20 to Item 9.01(c) hereto.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         None.

(b)      Pro forma financial information.

         None.

(c)      Exhibits.

         EXHIBIT NO.     DOCUMENT DESCRIPTION

         Exhibit 20 Series 2003-2 Asset Backed Notes Monthly Servicing Report for the monthly period ending September 30, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 30, 2006            FIRST NATIONAL FUNDING LLC

                                    By:  First National Funding Corporation,
                                         Managing Member


                                    By:  /s/ KARLYN M. KNIERIEM
                                         ---------------------------------------
                                         Karlyn M. Knieriem, Senior Vice
                                         President and Treasurer


Dated:  October 30, 2006            FIRST NATIONAL MASTER NOTE TRUST

                                    By:  First National Bank of Omaha,
                                         As Servicer of First National Master
                                         Note Trust

                                    By:  /s/ TIMOTHY D. HART
                                         ---------------------------------------
                                         Timothy D. Hart, Senior Vice President,
                                         Treasurer and Assistant Secretary


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                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION

    20 Series 2003-2 Asset Backed Notes Monthly Servicing Report for the monthly period ending September 30, 2006